EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ JAN CARLSON
JAN CARLSON

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ DENNIS C. CUNEO
DENNIS C. CUNEO

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ MICHAEL S. HANLEY
MICHAEL S. HANLEY

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ JOHN R. MCKERNAN, JR.
JOHN R. MCKERNAN, JR.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ ALEXIS P. MICHAS
ALEXIS P. MICHAS

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ ERNEST J. NOVAK, JR.
ERNEST J. NOVAK, JR.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ VICKI L. SATO
VICKI L. SATO

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ RICHARD O. SCHAUM
RICHARD O. SCHAUM

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ THOMAS T. STALLKAMP
THOMAS T. STALLKAMP

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints RONALD T. HUNDZINSKI and JOHN J. GASPAROVIC, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ JAMES R.VERRIER
JAMES R.VERRIER

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER and JOHN J. GASPAROVIC, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ RONALD T. HUNDZINSKI
RONALD T. HUNDZINSKI

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER and JOHN J. GASPAROVIC, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 8, 2017	/S/ ROGER A. KRONE
ROGER A. KRONE